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                                                                   EXHIBIT 10.17

                                 LOAN AGREEMENT

      This Loan Agreement ("THIS AGREEMENT") is entered into as of the 24th day of October, 2000, by and between IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership ("LENDER") and THE IRVINE COMPANY, a Delaware corporation ("BORROWER").

                                    RECITALS

      A. Lender desires to loan to borrower and Borrower desires to borrow from Lender certain funds in accordance with the terms and conditions set forth herein (the "LOAN").

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing Recitals and subject to the terms and conditions set forth below, Lender and Borrower hereby agree as follows:

      1. TERMS OF LOAN

            (a) Agreement to Lend and Borrow. Subject to the terms and conditions in this Agreement, Lender agrees to lend to Borrower, from time to time, at Borrower's request, funds in an amount no less than Five Hundred Thousand Dollars ($500,000) up to an aggregate amount outstanding at any time not in excess of Two Hundred Million Dollars ($200,000,000) (the "MAXIMUM LOAN AMOUNT"). Each individual borrowing made under the terms of this Agreement shall hereinafter be referred to as a "TRANCHE" in the singular and "Tranches" in the plural, and each such Tranche may be repaid and reborrowed without premium or penalty.

            (b) Promissory Note. All Tranches borrowed pursuant to the terms of this Agreement shall be evidenced by a single Promissory Note executed by Borrower in the form attached hereto as Exhibit A (the "PROMISSORY NOTE"). The Promissory Note shall contain a schedule upon which the date, amount, loan type (Fixed Rate or Variable Rate, both as defined below) index, margin, interest rate and payment method of each Tranche shall be entered.

            (c) Interest. At Borrower's option, each Tranche shall bear interest on its unpaid principal amount from the date made until paid in full, compounded monthly:

                  (i) at a fixed rate as quoted by Lender ("FIXED RATE"); or

                  (ii) at a variable rate as quoted by Lender ("VARIABLE RATE").
            In no event will the Variable Rate be less than the interest paid to Lender on its overnight repurchase agreements entered into with Bank of America, N.A, or Wells Fargo Bank, N.A., which repurchase agreements are secured by United States Treasury or Agency debt instruments, or the Liquid Institutional Reserve Money Market Fund offered by Paine Webber, Inc.


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If Borrower does not notify Lender, concurrently with each borrowing under this
Agreement, of its election of a Fixed Rate or Variable Rate, the Loan shall bear interest at the Variable Rate. Notwithstanding the above, and in any event, the interest rate shall not be lower than the applicable federal rate (short term monthly rate) as determined by the Internal Revenue Service, as adjusted from time to time (as defined in 1986 Internal Revenue Code Section 1274(d), as amended from time to time).

                  (d) Payments. Unless sooner accelerated pursuant to the terms of this Agreement:

                        (i) Monthly Interest Payments. Interest accrued on each
                  Tranche as of the last day of each calendar month shall be due and payable on the fifth business day of the following month, or, with Lender's consent, accrued and compounded until the principal balance of such Tranche is repaid, at which time such accrued and compounded interest shall be due and payable; and

                        (ii) Principal Payments: the entire unpaid principal
                  amount of the Loan and all accrued interest thereon shall be due and payable five (5) business days after a demand therefore by Lender.

                  (e) Expiration of Agreement. This Agreement shall expire on
            June 30, 2003.

      2. COVENANTS AND CONTINUING AGREEMENTS

      During the term of this Agreement, and thereafter for so long as there are any amounts outstanding hereunder to Borrower, Borrower covenants that it shall:

            (a) Business and Existence. Preserve and maintain its separate corporate existence and all rights, privileges, and franchises in connection therewith.

            (b) Other Information. With reasonable promptness, deliver to Lender such other information and data as from time to time may be reasonably requested by Lender.

            (c) Unused Corporate Line Capacity. At all times that principal is outstanding under either or both of the Term Note and/or the Revolving Note, reserve available capacity under its unsecured corporate facilities in an amount sufficient to pay in full such principal amount outstanding at any time and from time to time.

      3. REPRESENTATIONS AND WARRANTIES

      Lender and Borrower hereby represent and warrant that this Agreement, and in Borrower's case the Revolving Note and Term Note executed of even date herewith, have been duly authorized, executed and delivered by Lender and Borrower, respectively.

      4. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

            (a) Events of Default. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT":


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                  (1) Non-payment. The failure of Borrower to pay any
            installment of principal or interest owing hereunder within 10 business days after such payment is due.

                  (2) Insolvency, etc. Borrower shall (a) apply for, suffer the appointment of or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (b) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent,
            (f) file a petition seeking to take advantage of any other law providing for the relief of debtors, (g) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (h) take any action for the purpose of effecting any of the foregoing.

            (b) Acceleration of the Obligations. Upon the occurrence of any Event of Default pursuant to this Agreement, all advances outstanding under this Agreement shall be immediately due and payable, without notice or demand by Lender. Borrower shall forthwith pay to Lender the entire principal amount together with any interest accrued thereon.

      5. MISCELLANEOUS

            (a) Modification of Agreement. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by each of the parties hereto.

            (b) Termination of Agreement. This Agreement may be terminated by either party at any time in a writing delivered by the party terminating this Agreement to the other party. Upon any such termination, the entire unpaid amount of principal and accrued interest under the Revolving Note and the Term Note shall be immediately due and payable, interest on such entire amount accruing thereafter at the Note Rate as set forth in the Revolving Note or the Term Note, as applicable.

            (c) Successors and Assigns. This Agreement shall inure to the benefit of the parties hereto, their successors and assigns; provided, however, that neither party hereto may make an assignment of its obligations or liabilities under this Agreement without the prior written consent of the other party.

            (d) Execution in Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument.

            (e) Entire Agreement. This Agreement, together with all other instruments, agreements and certificates executed by the parties in connection herewith, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof, and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.


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            (f) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California excluding any laws that require the application of another jurisdiction's laws.

                            [SIGNATURES ON NEXT PAGE]


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      IN WITNESS WHEREOF, Lender and Borrower have duly executed this Agreement as of the day and year first written above.

BORROWER:                         THE IRVINE COMPANY,
                                  a Delaware corporation

                                  By:
                                       -----------------------------------------
                                       Marc D. Ley,
                                       Senior Vice President, Capital Markets &
                                       Chief Investment Officer

                                  By:
                                       -----------------------------------------
                                       Nancy H. Barley,
                                       Vice President, Corporate Finance

LENDER:                           IRVINE APARTMENT COMMUNITIES, L.P.,
                                  a Delaware limited partnership

                                   By: Irvine Apartment Communities, LLC,
                                       a Delaware limited liability company

                                       By: The Irvine Company,
                                           a Delaware corporation

                                           By:
                                               ---------------------------------
                                               Clarence W. Barker,
                                               President

                                           By:
                                               ---------------------------------
                                               David A. Patty,
                                               Executive Vice President


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
                                    EXHIBIT A
                             FORM OF PROMISSORY NOTE

      FOR VALUE RECEIVED, the undersigned, THE IRVINE COMPANY, a Delaware corporation ("BORROWER"), hereby promises to pay to IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership ("LENDER"), or its order, in lawful money of the United States of America, the principal sum of the Loan Amount or Loan Amounts, shown in Column B of SCHEDULE 1, attached hereto and incorporated herein by this reference, together with interest on the unpaid principal balance of this Note from the date hereof until paid in full at a rate of interest equal to the Interest Rate or Interest Rates shown in Column D of
SCHEDULE 1, but in no event at a rate higher than the maximum permitted by law (the "NOTE RATE"). This Note is issued pursuant to that certain Loan Agreement dated as of October 24, 2000, by and between Lender and Borrower, and all of the terms, covenants and conditions therein, as may be amended from time to time (the "LOAN AGREEMENT"). All capitalized terms herein, unless otherwise specifically defined, shall have the meanings given them by the Loan Agreement.

      This Note shall mature and all payments of principal and accrued but unpaid interest shall be due and payable five (5) business days after a demand therefore by Lender.

      It shall be an event of default (i) if Borrower fails to make any payment under this Note or (ii) if Borrower becomes insolvent, commences a bankruptcy case or makes an assignment for the benefit of creditors. Upon the occurrence of an event of default, the entire unpaid amount of principal and accrued interest hereunder may be declared by Lender to be immediately due and payable, interest on such entire amount accruing thereafter at the Note Rate set forth above.

      This Note may be prepaid, in part or in full by Borrower at any time, without penalty, by payment of all principal and interest accrued thereon to the date of prepayment, together with any other sums owed to Lender hereunder. Any partial prepayment shall be applied first, to any sums other than principal and interest owed to Lender hereunder, second, to accrued, but unpaid interest and the balance, if any, to the principal amount of this Note.

      The undersigned hereby waives presentment, notice of nonpayment or dishonor, protest, notice of protest, demand and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. The holder hereof shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by such holder and then only to the extent specifically set forth in writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right of remedy as to a subsequent event. No delay or omission of the holder hereof to exercise any right, whether before or after a default hereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by the holder hereof of any past due amounts shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.


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      The undersigned promises to pay costs of collection, including attorneys'
fees, whether or not suit is filed, upon the nonperformance by the undersigned of any duty or obligation arising out of or in connection with this Note.

      Time is of the essence hereof. Upon the occurrence of any event of default hereunder, the holder hereof may exercise all rights and remedies provided for herein and by law including, but not limited to, the right to enforce immediate payment in full of this Note.

      The remedies of the holder hereof as provided herein or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of the holder hereof, and may be exercised as often as occasion therefore shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

      Whenever used, the words "undersigned" and "Lender" shall be deemed to include the respective successors and assigns of each.

      This Note has been delivered to and accepted by Lender in Newport Beach, California. This Note shall be governed and construed in accordance with and pursuant to the laws of the State of California.


                            [SIGNATURES ON NEXT PAGE]


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      IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Note the day and year first above written.

                                       THE IRVINE COMPANY,
                                       a Delaware corporation

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------


                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                   SCHEDULE 1
                                       TO
                                PROMISSORY NOTE

COLUMN A        COLUMN B         COLUMN C         COLUMN D        COLUMN E        COLUMN F          COLUMN G
--------        --------         --------         --------        --------        --------          --------
                                                                                                     Payment
                                 Loan Type                                                           Method
Date of           Loan           (Fixed or                                        Interest           (Paid or
 Loan            Amount          Variable)          Index          Margin           Rate             Accrued)
--------        --------         --------         --------        --------        --------          --------
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


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